Janus Aspen Series

Janus Henderson Mid Cap Value Portfolio

Supplement dated February 12, 2021

to Currently Effective Prospectuses

At a meeting of the Board of Trustees (the “Trustees”) of Janus Aspen Series on February 10, 2021, the Trustees approved the termination of the sub-advisory agreement between Janus Capital Management LLC (“Janus Capital”) and Perkins Investment Management LLC (“Perkins”) on behalf of Janus Henderson Mid Cap Value Portfolio (the “Portfolio”), effective on or about April 30, 2021. At the time of the termination of the sub-advisory agreement, Janus Capital will continue to serve as the investment adviser of the Portfolio and the Portfolio’s current portfolio managers will continue to manage the Portfolio and serve as portfolio managers of Janus Capital. Accordingly, effective on or about April 30, 2021, the prospectuses for the Portfolio are amended to remove all references to Perkins.

Please retain this Supplement with your records.

Janus Aspen Series

Janus Henderson Mid Cap Value Portfolio

Supplement dated February 12, 2021

to Currently Effective Statements of Additional Information

At a meeting of the Board of Trustees (the “Trustees”) of Janus Aspen Series on February 10, 2021, the Trustees approved the termination of the sub-advisory agreement between Janus Capital Management LLC (“Janus Capital”) and Perkins Investment Management LLC (“Perkins”) on behalf of Janus Henderson Mid Cap Value Portfolio (the “Portfolio”), effective on or about April 30, 2021. The Portfolio’s current portfolio managers will continue to serve as the Portfolio’s portfolio managers following the termination of the sub-advisory agreement.

At the time of the termination of the sub-advisory agreement, Janus Capital will serve as the sole investment adviser of the Portfolio and, in preparation for the winding down of Perkins, Janus Capital will utilize a personnel-sharing arrangement with Perkins pursuant to which the Portfolio’s current portfolio managers will continue to be responsible for the day-to-day management of the Portfolio. Under the arrangement, Perkins and the portfolio managers will be considered “associated persons” of Janus Capital (as that term is defined in the Investment Advisers Act of 1940, as amended) and the portfolio managers will continue to manage the Portfolio, subject to the supervision of Janus Capital. The personnel sharing arrangement will terminate automatically upon the portfolio managers becoming employees of Janus Capital.

Accordingly, effective on or about April 30, 2021, the Statements of Additional Information (“SAIs”) for the Portfolio are amended to remove all references to Perkins acting in the capacity as sub-adviser to the Portfolio and as follows:

1.

The following is added after the fourth paragraph under “Investment Adviser – Janus Capital Management LLC” in the Investment Adviser and Subadvisers or Investment Adviser and Subadviser section, as applicable:

In rendering investment advisory services to Janus Henderson Mid Cap Value Portfolio, Janus Capital may use the portfolio management, research, and other resources of Perkins Investment Management LLC (“Perkins”), an affiliate of Janus Capital. One or more Perkins employees may provide services to the Portfolio through a “participating affiliate” arrangement, as that term is used in guidance issued by the Staff allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Under the participating affiliate arrangement, Perkins and its employees are considered “associated persons” of Janus Capital (as that term is defined in the Investment Advisers Act of 1940, as amended) and investment professionals from Perkins may render portfolio management, research, and other services to the Portfolio, subject to supervision of Janus Capital. The responsibilities of both Janus Capital and Perkins under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

Effective upon the portfolio managers becoming employees of Janus Capital, all references to Perkins will be removed from the Portfolio’s SAIs.

Please retain this Supplement with your records.